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                                                                    Exhibit 99.1

         CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Lufkin Industries, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas
V. Smith, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
(S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  /s/ Douglas V. Smith
------------------------------

Douglas V. Smith
Chief Executive Officer
May 6, 2003

This certification is made solely for the purpose of 18 U.S.C. (S)1350, and not for any other purpose.

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